                                                                    EXHIBIT 24

                            PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                          /s/  Drayton Nabers, Jr.
                                         -----------------------------------
                                         Drayton Nabers, Jr.

                                         (Chairman of the Board,
                                         Chief Executive Officer
                                         and Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/   John D. Johns
                                         -----------------------------------
                                         John D. Johns

                                         (President, Chief Operating Officer
                                         and Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                            /s/   Jerry W. DeFoor
                                         -----------------------------------

                                         Jerry W. DeFoor

                                         (Vice President, Controller
                                         and Chief Accounting Officer)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in their names on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or
(ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/ Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/  William J. Rushton, III
                                         -----------------------------------
                                         William J. Rushton, III

                                         (Chairman Emeritus and Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/   William J. Cabaniss, Jr.
                                         -----------------------------------
                                         William J. Cabaniss, Jr.

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/   John J. McMahon, Jr.
                                         -----------------------------------

                                         John J. McMahon, Jr.

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/   A. W. Dahlberg
                                         -----------------------------------

                                         A. W. Dahlberg

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/   Ronald L. Kuehn, Jr.
                                         -----------------------------------

                                         Ronald L. Kuehn, Jr.

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/  Herbert A. Sklenar
                                         -----------------------------------

                                         Herbert A. Sklenar

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/  James S. M. French
                                         -----------------------------------

                                         James S. M. French

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/   Robert A. Yellowlees
                                         -----------------------------------

                                         Robert A. Yellowlees

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in her respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in her name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/  Elaine L. Chao
                                         -----------------------------------

                                         Elaine L. Chao

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/  Donald M. James
                                         -----------------------------------

                                         Donald M. James

                                         (Director)

                                                                    EXHIBIT 24

                             PROTECTIVE LIFE CORPORATION
                                2801 Highway 280 South
                              Birmingham, Alabama 35223

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) as a member or managing member of PLC Capital L.L.C., a limited liability company organized under the laws of the State of Delaware and subsidiary of the Corporation ("PLC Capital L.L.C.") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts I, II, III and/or IV (business trusts organized under the laws of the State of Delaware and subsidiaries of the Corporation), or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital L.L.C., a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital L.L.C. and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the preferred limited liability company interests of PLC Capital L.L.C. and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this first day of March, 1999.

WITNESS:

  /s/   Deborah J. Long
-------------------------------
Deborah J. Long

                                           /s/   J. Gary Cooper
                                         -----------------------------------

                                         J. Gary Cooper

                                         (Director)